UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Roku, Inc.

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Your Vote Counts! ROKU, INC. ATTN: CORPORATE SECRETARY 1155 COLEMAN AVENUE SAN JOSE, CA 95110 ROKU, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET You invested in ROKU, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021. Vote Virtually at the Meeting* June 10, 2021 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/ROKU2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D50404-P52561 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D50405-P52561 1. To elect three Class I directors to serve until the 2024 annual meeting of stockholders. Nominees: 1c. Laurie Simon Hodrick 1a. Ravi Ahuja 2. Advisory vote to approve our named executive officer compensation. 1b. Mai Fyfield 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021. 4. To conduct any other business properly brought before the meeting. For For For For For